                          ULTRAPETROL (BAHAMAS) LIMITED
                            2006 STOCK INCENTIVE PLAN

                                   ARTICLE I.
                                     GENERAL

1.1.  PURPOSE

      The Ultrapetrol (Bahamas) Limited 2006 Stock Incentive Plan (the "Plan")
is designed to provide certain key persons, on whose initiative and efforts the successful conduct of the business of Ultrapetrol (Bahamas) Limited (the
"Company") depends, with incentives to: (a) enter into and remain in the service of the Company (b) acquire a proprietary interest in the success of the Company,
(c) maximize their performance and (d) enhance the long-term performance of the
Company.

1.2.  ADMINISTRATION

      (a)   Administration by Board of Directors. The Plan shall be administered by the Company's Board of Directors (the "Administrator"), which shall act at all times so as to avoid inclusion of any amount in gross income pursuant to
Section 409A of the Code. The Administrator shall have the authority (i) to exercise all of the powers granted to it under the Plan, (ii) to construe, interpret and implement the Plan and any Award Agreements executed pursuant to
Section 2.1 in its sole discretion with all such determinations being final, binding and conclusive, (iii) to prescribe, amend and rescind rules and regulations relating to the Plan, including rules governing its own operations,
(iv) to make all determinations necessary or advisable in administering the
Plan, and (v) to correct any defect, supply any omission and reconcile any inconsistency in the Plan.

      (b)   Administrator Action. Actions of the Administrator shall be taken by the vote of a majority of its members. Any action may be taken by a written instrument signed by a majority of the Administrator members, and action so taken shall be fully as effective as if it had been taken by a vote at a meeting. Except to the extent prohibited by applicable law or the applicable rules of a stock exchange, the Administrator may allocate all or any portion of its responsibilities and powers to any one or more of its members and may delegate all or any part of its responsibilities to any person or persons selected by it, and may revoke any such allocation or delegation at any time.

1.3.  PERSONS ELIGIBLE FOR AWARDS

      The persons eligible to receive awards under the Plan are those officers, directors, and executive, managerial, administrative and professional employees of, and consultants to, the Company, (collectively, "key persons") as the
Administrator in its sole discretion shall select, taking into account the duties of the respective employees, their present and potential contributions to the success of the Company, and such other factors as the Administrator shall deem relevant in connection with accomplishing the purpose of the Plan. The
Administrator may from time to time, in its sole discretion, determine that any key person shall be ineligible to receive awards under the Plan.

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1.4.  TYPES OF AWARDS UNDER PLAN

      Awards may be made under the Plan in the form of (a) stock options, (b)
stock appreciation rights, (c) dividend equivalent rights, (d) restricted stock,
(e) unrestricted stock, (f) restricted stock units, and (g) performance shares, all as more fully set forth in Article II. The term "award" means any of the foregoing.

1.5.  SHARES AVAILABLE FOR AWARDS

      (a)   Subject to the provisions of Section 1.5(b), the aggregate number of shares of common stock of the Company ("Common Stock") with respect to which options or restricted shares may at any time be granted under the Plan shall not exceed five percent of the authorized shares of the Company's Common Stock immediately after giving effect to the Company's initial public equity offering.

      (b)   Shares issued pursuant to the Plan may be authorized but unissued
Common Stock. The Administrator may direct that any stock certificate evidencing shares issued pursuant to the Plan shall bear a legend setting forth such restrictions on transferability as may apply to such shares.

      (c)   Adjustment Upon Changes in Common Stock. Upon certain changes in
Common Stock, the number of shares of Common Stock available for issuance with respect to awards that may be granted under the Plan pursuant to Section 1.5(a), shall be adjusted pursuant to Section 3.5(a).

      (d)   Certain Shares to Become Available Again. The following shares of
Common Stock shall again become available for awards under the Plan: any shares that are subject to an award under the Plan and that remain unissued upon the cancellation or termination of such award for any reason whatsoever; any shares of restricted stock forfeited pursuant to Section 2.7(e), provided that any dividends paid on such shares are also forfeited pursuant to such Section
2.7(e); and any shares in respect of which a stock appreciation right or performance share award is settled for cash.

1.6.  DEFINITIONS OF CERTAIN TERMS

      (a)   The "Fair Market Value" of a share of Common Stock on any day shall be the closing price on the Nasdaq National Market as reported for such day in
The Wall Street Journal or, if no such price is reported for such day, the average of the high bid and low asked price of Common Stock as reported for such day. If no quotation is made for the applicable day, the Fair Market Value of a share of Common Stock on such day shall be determined in the manner set forth in the preceding sentence using quotations for the next preceding day for which there were quotations, provided that such quotations shall have been made within the ten (10) business days preceding the applicable day. Notwithstanding the foregoing, if deemed necessary or appropriate by the Administrator, the Fair
Market Value of a share of Common Stock on any day shall be determined by the
Administrator based on independent pricing sources.

      (b)   The term "cause" in connection with a termination of employment or
Board membership by reason of a dismissal for cause shall mean:

            (i)   to the extent that there is an employment, severance or other agreement governing the relationship between the grantee and the Company, a Company subsidiary or a Company joint venture, which agreement contains a definition of "cause," cause shall consist of those acts or omissions that would constitute "cause" under such agreement; and otherwise,

            (ii)  the grantee's termination of employment or Board membership by the Company or an affiliate on account of any one or more of the following:

                  (A)   any failure by the grantee substantially to perform the
            grantee's employment or Board membership duties;

                  (B)   any excessive unauthorized absenteeism by the grantee;

                  (C)   any refusal by the grantee to obey the lawful orders of
            the Board or any other person or Administrator to whom the grantee reports;

                  (D)   any act or omission by the grantee that is or may be
            injurious to the Company, monetarily or otherwise;

                  (E)   any act by the grantee that is inconsistent with the
            best interests of the Company;

                  (F)   the grantee's material violation of any of the Company's
            policies, including, without limitation, those policies relating to discrimination or sexual harassment;

                  (G)   the grantee's unauthorized (a) removal from the premises
            of the Company or an affiliate of any document (in any medium or form) relating to the Company or an affiliate or the customers or clients of the Company or an affiliate or (b) disclosure to any person or entity of any of the Company's, or its affiliates'
            confidential or proprietary information;

                  (H)   the grantee's commission of any felony, or any other
            crime involving moral turpitude; and

                  (I)   the grantee's commission of any act involving dishonesty
            or fraud.

      Any rights the Company may have hereunder in respect of the events giving rise to cause shall be in addition to the rights the Company may have under any other agreement with a grantee or at law or in equity. Any determination of whether a grantee's employment or Board membership is (or is deemed to have been) terminated for cause shall be made by the Administrator in its discretion, which determination shall be final, binding and conclusive on all parties. If, subsequent to a grantee's voluntary termination of employment or involuntary termination of employment without cause, it is discovered that the grantee's employment could have been terminated for cause, the Administrator may deem such grantee's employment or Board membership to have been terminated for cause. A grantee's termination of employment or Board membership for cause shall be effective as of the date of the occurrence of the event giving rise to cause, regardless of when the determination of cause is made.

                                   ARTICLE II.
                              AWARDS UNDER THE PLAN

2.1.  AGREEMENTS EVIDENCING AWARDS

      Each award granted under the Plan (except an award of unrestricted stock)
shall be evidenced by a written certificate ("Award Agreement") which shall contain such provisions as the Administrator may, in its sole discretion, deem necessary or desirable. By executing an Award Agreement pursuant to the Plan, a grantee thereby agrees that the award shall be subject to all of the terms and provisions of the Plan and the applicable Award Agreement.

2.2.  GRANT OF STOCK OPTIONS, STOCK APPRECIATION RIGHTS, RESTRICTED STOCK UNITS
AND DIVIDEND EQUIVALENT RIGHTS

      (a)   Stock Option Grants. The Administrator may grant stock options
("options") to purchase shares of Common Stock from the Company, to such key persons, and in such amounts and subject to such vesting and forfeiture provisions and other terms and conditions, as the Administrator shall determine, in its sole discretion, subject to the provisions of the Plan.

      (b)   Stock Appreciation Right Grants; Types of Stock Appreciation Rights.
The Administrator may grant stock appreciation rights to such key persons, and in such amounts and subject to such vesting and forfeiture provisions and other terms and conditions, as the Administrator shall determine, in its sole discretion, subject to the provisions of the Plan. The terms of a stock appreciation right may provide that it shall be automatically exercised for a cash payment upon the happening of a specified event that is outside the control of the grantee, and that it shall not be otherwise exercisable. Stock appreciation rights may be granted in connection with all or any part of, or independently of, any option granted under the Plan. A stock appreciation right granted in connection with an option may be granted at or after the time of grant of such option.

      (c)   Nature of Stock Appreciation Rights. The grantee of a stock appreciation right shall have the right, subject to the terms of the Plan and the applicable Award Agreement, to receive from the Company an amount equal to
(i) the excess of the Fair Market Value of a share of Common Stock on the date of exercise of the stock appreciation right over the Fair Market Value of a share of Common Stock on the date of grant (or over the option exercise price if the stock appreciation right is granted in connection with an option), multiplied by (ii) the number of shares with respect to which the stock appreciation right is exercised. Payment upon exercise of a stock appreciation right shall be in cash or in shares of Common Stock (valued at their Fair Market
Value on the date of exercise of the stock appreciation right) or both, all as the Administrator shall determine in its sole discretion. Upon the exercise of a stock appreciation right granted in connection with an option, the number of shares subject to the option shall be reduced by the number of shares with respect to which the stock appreciation right is exercised. Upon the exercise of an option in connection with which a stock appreciation right has been granted, the number of shares subject to the stock appreciation right shall be reduced by the number of shares with respect to which the option is exercised.

      (d)   Option Exercise Price. Each Award Agreement with respect to an option shall set forth the amount (the "option exercise price") payable by the grantee to the Company upon exercise of the option evidenced thereby. The option exercise price per share shall be

determined by the Administrator in its sole discretion and in accordance with the requirements of Section 409A of the Code; provided, however, that in no event shall the option exercise price be less than the par value of a share of
Common Stock.

      (e)   Exercise Period. Each Award Agreement with respect to an option or stock appreciation right shall set forth the periods during which the award evidenced thereby shall be exercisable, whether in whole or in part. Such periods shall be determined by the Administrator in its sole discretion;
provided, however, that no option or a stock appreciation right shall be exercisable more than 10 years after the date of grant, and provided further that, except as and to the extent that the Administrator may otherwise provide pursuant to Sections 2.5, 3.7 or 3.8, no option or stock appreciation right shall be exercisable prior to the first anniversary of the date of grant. (See the default exercise period provided for under Sections 2.3(a) and (b).)

      (f)   Reload Options. The Administrator may, in its sole discretion, include in any Award Agreement with respect to an option (the "original option")
a provision that an additional option (the "reload option") shall be granted to any grantee who, pursuant to Section 2.3(e)(ii), delivers shares of Common Stock in partial or full payment of the exercise price of the original option. The reload option shall be for a number of shares of Common Stock equal to the number thus delivered, shall have an exercise price equal to the Fair Market
Value of a share of Common Stock on the date of exercise of the original option, and shall have an expiration date no later than the expiration date of the original option. In the event that an Award Agreement provides for the grant of a reload option, such Agreement shall also provide that the exercise price of the original option be no less than the Fair Market Value of a share of Common
Stock on its date of grant, and that any shares that are delivered pursuant to
Section 2.3(e)(ii) in payment of such exercise price shall have been held for at least six months.

      (g)   Dividend Equivalent Rights. The Administrator may, in its sole discretion and subject to the requirements of Section 409A of the Code, include in any Award Agreement with respect to an option, stock appreciation right or performance shares, a dividend equivalent right entitling the grantee to receive amounts equal to the ordinary dividends that would be paid, during the time such award is outstanding and unexercised, on the shares of Common Stock covered by such award if such shares were then outstanding. In the event such a provision is included in an Award Agreement, the Administrator shall determine whether such payments shall be made in cash or in shares of Common Stock, whether they shall be conditioned upon the exercise of the award to which they relate, the time or times at which they shall be made, and such other vesting and forfeiture provisions and other terms and conditions as the Administrator shall deem appropriate.

      (h)   Restricted Stock Units. The Administrator may, in its sole discretion, grant restricted stock units to such key persons, and in such amounts and subject to such vesting and forfeiture provisions and other terms and conditions, as the Administrator shall determine, in its sole discretion, subject to the provisions of the Plan. A restricted stock unit granted under the
Plan shall confer upon the grantee a right to receive from the Company, upon the occurrence of an event specified in the Award Agreement, such grantee's vested restricted stock units multiplied by the Fair Market Value of a share of Common
Stock. Restricted stock units may be granted in connection with all or any part of, or independently of, any award granted under the Plan. A restricted stock unit granted in connection with another award may be granted at or after the time of grant of such award.

2.3.  EXERCISE OF OPTIONS, STOCK APPRECIATION RIGHTS AND RESTRICTED STOCK UNITS

      Subject to the other provisions of this Article II, each option, stock appreciation right and restricted stock unit granted under the Plan shall be exercisable as follows:

      (a)   Timing and Extent of Exercise. Options, stock appreciation rights and rights with respect to restricted stock units shall be exercisable at such times and under such conditions as set forth in the corresponding Award
Agreement, but in no event shall any such award be exercisable prior to the first anniversary or subsequent to the tenth anniversary of the date on which such award was granted. Unless the applicable Award Agreement otherwise provides, an option, stock appreciation right or rights with respect to restricted stock unit may be exercised from time to time as to all or part of the shares or units as to which such award is then exercisable. A stock appreciation right granted in connection with an option may be exercised at any time when, and to the same extent that, the related option may be exercised.

      (b)   Notice of Exercise. An option, stock appreciation right or rights with respect to restricted stock unit shall be exercised by the filing of a written notice with the Company or the Company's designated exchange agent (the
"exchange agent"), on such form and in such manner as the Administrator shall in its sole discretion prescribe.

      (c)   Payment of Exercise Price. Any written notice of exercise of an option shall be accompanied by payment for the shares being purchased. Such payment shall be made: (i) by certified or official bank check (or the equivalent thereof acceptable to the Company or its exchange agent) for the full option exercise price; or (ii) with the consent of the Administrator, by delivery of shares of Common Stock having a Fair Market Value (determined as of the exercise date) equal to all or part of the option exercise price and a certified or official bank check (or the equivalent thereof acceptable to the
Company or its exchange agent) for any remaining portion of the full option exercise price; or (iii) at the discretion of the Administrator and to the extent permitted by law, by such other provision, consistent with the terms of the Plan, as the Administrator may from time to time prescribe (whether directly or indirectly through the exchange agent).

      (d)   Delivery of Certificates Upon Exercise. Subject to the provision of section 2.3(e), promptly after receiving payment of the full option exercise price, or after receiving notice of the exercise of a stock appreciation right for which payment will be made partly or entirely in shares, the Company or its exchange agent shall (i) deliver to the grantee or to such other person as may then have the right to exercise the award, a certificate or certificates for the shares of Common Stock for which the award has been exercised; or (ii) establish an account evidencing ownership of the stock in uncertificated form. If the method of payment employed upon option exercise so requires, and if applicable law permits, an optionee may direct the Company or its exchange agent, as the case may be, to deliver the stock certificate(s) to the optionee's stockbroker.

      (e)   Investment Purpose and Legal Requirements. Notwithstanding the
foregoing, at the time of the exercise of any option, the Company may, if it shall deem it necessary or advisable for any reason, require the holder of such option (i) to represent in writing to the Company that it is the optionee's then intention to acquire the Shares with respect to which the option is to be exercised for investment and not with a view to the distribution thereof, or
(ii) to postpone the date of exercise until such time as the Company has available for delivery to the

optionee a prospectus meeting the requirements of all applicable securities laws; and no shares shall be issued or transferred upon the exercise of any option unless and until all legal requirements applicable to the issuance or transfer of such Shares have been complied with to the satisfaction of the
Company. The Company shall have the right to condition any issuance of shares to any optionee hereunder on such optionee's undertaking in writing to comply with such restrictions on the subsequent transfer of such shares as the Company shall deem necessary or advisable as a result of any applicable law, regulation or official interpretation thereof, and certificates representing such shares may contain a legend to reflect any such restrictions.

      (f)   No Stockholder Rights. No grantee of an option, stock appreciation right or restricted stock unit (or other person having the right to exercise such award) shall have any of the rights of a stockholder of the Company with respect to shares subject to such award until the issuance of a stock certificate to such person for such shares. Except as otherwise provided in
Section 1.5(b), no adjustment shall be made for dividends, distributions or other rights (whether ordinary or extraordinary, and whether in cash, securities or other property) for which the record date is prior to the date such stock certificate is issued.

2.4.  COMPENSATION IN LIEU OF EXERCISE OF AN OPTION

      Upon written application of the grantee of an option, the Administrator may in its sole discretion determine to substitute, for the exercise of such option, compensation to the grantee not in excess of the difference between the option exercise price and the Fair Market Value of the shares covered by such written application on the date of such application. Such compensation may be in cash, in shares of Common Stock, or both, and the payment thereof may be subject to conditions, all as the Administrator shall determine in its sole discretion.
In the event compensation is substituted pursuant to this Section 2.4 for the exercise, in whole or in part, of an option, the number of shares subject to the option shall be reduced by the number of shares for which such compensation is substituted.

2.5.  TERMINATION OF EMPLOYMENT; DEATH SUBSEQUENT TO A TERMINATION OF EMPLOYMENT

      (a)   General Rule. Except to the extent otherwise provided in paragraphs
(b), (c), (d) or (e) of this Section 2.5 or Section 3.6(b)(iii), a grantee who incurs a termination of employment may exercise any outstanding option or stock appreciation right on the following terms and conditions: (i) exercise may be made only to the extent that the grantee was entitled to exercise the award on the termination of employment date; and (ii) exercise must occur within three months after termination of employment but in no event after the original expiration date of the award.

      (b)   Dismissal for Cause; Resignation. If a grantee incurs a termination of employment as the result of a dismissal for cause or resignation without the
Company's prior consent, as applicable, all options, stock appreciation and restricted stock units rights not theretofore exercised shall terminate upon the grantee's termination of employment.

      (c)   Retirement. If a grantee incurs a termination of employment as the result of his retirement, then any outstanding option, stock appreciation right or restricted stock unit shall be exercisable pursuant to its terms. For this purpose "retirement" shall mean a grantee's termination of employment, under circumstances other than those described in paragraph (b) above, on or after:
(x) his 65th birthday, (y) the date on which he has attained age 60 and completed at least five years of service with the Company, as applicable, (using any method of calculation the Administrator deems appropriate) or (z) if approved by the Administrator, on or after he has completed at least 20 years of service.

      (d)   Disability. If a grantee incurs a termination of employment by reason of a disability (as defined below), then any outstanding option, stock appreciation right or restricted stock unit shall be exercisable pursuant to its terms. For this purpose "disability" shall mean, except in connection with any physical or mental condition that would qualify a grantee for a disability benefit under the long-term disability plan maintained by the Company, if there is no such plan, a physical or mental condition that prevents the grantee from performing the essential functions of the grantee's position (with or without reasonable accommodation) for a period of six consecutive months. The existence of a disability shall be determined by the Administrator in its sole and absolute discretion.

      (e)   Death.

                  (i)   Termination of Employment as a Result of Grantee's
      Death. If a grantee incurs a termination of employment as the result of his death, then any outstanding option, stock appreciation right or restricted stock unit shall be exercisable pursuant to its terms.

                  (ii)  Restrictions on Exercise Following Death. Any such
      exercise of an award following a grantee's death shall be made only by the grantee's executor or administrator or other duly appointed representative reasonably acceptable to the Administrator, unless the grantee's will specifically disposes of such award, in which case such exercise shall be made only by the recipient of such specific disposition. If a grantee's personal representative or the recipient of a specific disposition under the grantee's will shall be entitled to exercise any award pursuant to the preceding sentence, such representative or recipient shall be bound by all the terms and conditions of the Plan and the applicable Award Agreement which would have applied to the grantee including, without limitation, the provisions of Sections 3.2 and 3.5 hereof.

      (f)   Administrator Discretion. The Administrator, in the applicable Award
Agreement, may waive or modify the application of the foregoing provisions of this Section 2.5 to the extent such waiver or modification is consistent with favorable tax treatment of amounts payable hereunder.

2.6.  TRANSFERABILITY OF OPTIONS, STOCK APPRECIATION RIGHTS AND RESTRICTED STOCK
UNITS

      Except as otherwise provided in an applicable Award Agreement evidencing an option, stock appreciation right or restricted stock unit, during the lifetime of a grantee, each such award granted to a grantee shall be exercisable only by the grantee and no such award shall be assignable or transferable otherwise than by will or by the laws of descent and distribution. The
Administrator may, in any applicable Award Agreement evidencing an option, permit a grantee to transfer all or some of the options to (A) the grantee's spouse, children or grandchildren ("Immediate Family Members"), (B) a trust or trusts for the exclusive benefit of such Immediate Family Members, or (C) other parties approved by the Administrator in its sole and absolute discretion.
Following any such transfer, any transferred options shall

continue to be subject to the same terms and conditions as were applicable immediately prior to the transfer.

2.7.  GRANT OF RESTRICTED STOCK

      (a)   Restricted Stock Grants. The Administrator may grant restricted shares of Common Stock to such key persons, in such amounts, and subject to such vesting and forfeiture provisions and other terms and conditions as the
Administrator shall determine in its sole discretion, subject to the provisions of the Plan. Restricted stock awards may be made independently of or in connection with any other award under the Plan. A grantee of a restricted stock award shall have no rights with respect to such award unless such grantee accepts the award within such period as the Administrator shall specify by accepting delivery of a restricted stock agreement in such form as the
Administrator shall determine and, in the event the restricted shares are newly issued by the Company, makes payment to the Company its exchange agent by certified or official bank check (or the equivalent thereof acceptable to the
Company) in an amount at least equal to the par value of the shares covered by the award.

      (b)   Issuance of Stock Certificate(s). Promptly after a grantee accepts a restricted stock award, the Company or its exchange agent shall issue to the grantee a stock certificate or stock certificates for the shares of Common Stock covered by the award or shall establish an account evidencing ownership of the stock in uncertificated form. Upon the issuance of such stock certificate(s), or establishment of such account, the grantee shall have the rights of a stockholder with respect to the restricted stock, subject to: (i) the nontransferability restrictions and forfeiture provision described in paragraphs
(d) and (e) of this Section 2.7; (ii) in the Administrator's discretion, to a requirement that any dividends paid on such shares shall be held in escrow until all restrictions on such shares have lapsed; and (iii) any other restrictions and conditions contained in the applicable restricted stock agreement.

      (c)   Custody of Stock Certificate(s). Unless the Administrator shall otherwise determine, any stock certificates issued evidencing shares of restricted stock shall remain in the possession of the Company until such shares are free of any restrictions specified in the applicable restricted stock agreement. The Administrator may direct that such stock certificate(s) bear a legend setting forth the applicable restrictions on transferability.

      (d)   Nontransferability. Shares of restricted stock may not be sold, assigned, transferred, pledged or otherwise encumbered or disposed of except as otherwise specifically provided in this Plan or the applicable restricted stock agreement. The Administrator at the time of grant shall specify the date or dates (which may depend upon or be related to the attainment of performance goals and other conditions) on which the nontransferability of the restricted stock shall lapse.

      (e)   Consequence of Termination of Employment or Consultancy. A grantee's termination of employment or consultancy for any reason (including death in the case of an employee) shall cause the immediate forfeiture of all shares of restricted stock that have not yet vested as of the date of such termination of employment.

2.8.  GRANT OF UNRESTRICTED STOCK

      The Administrator may grant (or sell at a purchase price at least equal to par value) shares of Common Stock free of restrictions under the Plan, to such key persons and in such amounts

as the Administrator shall determine in its sole discretion. Shares may be thus granted or sold in respect of past services or other valid consideration.

2.9.  GRANT OF PERFORMANCE SHARES

      (a)   Performance Share Grants. The Administrator may grant performance share awards to such key persons, and in such amounts and subject to such vesting and forfeiture provisions and other terms and conditions, as the
Administrator shall in its sole discretion determine, subject to the provisions of the Plan. Such an award shall entitle the grantee to acquire shares of Common
Stock, or to be paid the value thereof in cash, as the Administrator shall determine, if specified performance goals are met. Performance shares may be awarded independently of, or in connection with, any other award under the Plan.
A grantee shall have no rights with respect to a performance share award unless such grantee accepts the award by accepting delivery of an Award Agreement at such time and in such form as the Administrator shall determine.

      (b)   Stockholder Rights. The grantee of a performance share award will have the rights of a stockholder only as to shares for which a stock certificate has been issued pursuant to the award and not with respect to any other shares subject to the award.

      (c)   Consequence of Termination of Employment or Consultancy. Except as
may otherwise be provided by the Administrator at any time prior to a grantee's termination of employment, the rights of a grantee of a performance share award shall automatically terminate upon the grantee's termination of employment or consultancy by the Company or its subsidiaries for any reason (including death in the case of an employee).

      (d)   Exercise Procedures; Automatic Exercise. At the discretion of the
Administrator, the applicable Award Agreement may set out the procedures to be followed in exercising a performance share award or it may provide that such exercise shall be made automatically after satisfaction of the applicable performance goals.

      (e)   Tandem Grants; Effect on Exercise. Except as otherwise specified by the Administrator, (i) a performance share award granted in tandem with an option may be exercised only while the option is exercisable, (ii) the exercise of a performance share award granted in tandem with any other award shall reduce the number of shares subject to such other award in the manner specified in the applicable Award Agreement, and (iii) the exercise of any award granted in tandem with a performance share award shall reduce the number of shares subject to the latter in the manner specified in the applicable Award Agreement.

      (f)   Nontransferability. Performance shares may not be sold, assigned, transferred, pledged or otherwise encumbered or disposed of except as otherwise specifically provided in this Plan or the applicable Award Agreement. The
Administrator at the time of grant shall specify the date or dates (which may depend upon or be related to the attainment of performance goals and other conditions) on which the nontransferability of the performance shares shall lapse.

                                  ARTICLE III.
                                  MISCELLANEOUS

3.1.  AMENDMENT OF THE PLAN; MODIFICATION OF AWARDS

      (a)   Amendment of the Plan. The Board may from time to time suspend, discontinue, revise or amend the Plan in any respect whatsoever, except that no such amendment shall materially impair any rights or materially increase any obligations under any award theretofore made under the Plan without the consent of the grantee (or, upon the grantee's death, the person having the right to exercise the award). For purposes of this Section 3.1, any action of the Board or the Administrator that in any way alters or affects the tax treatment of any award shall not be considered to materially impair any rights of any grantee.

      (b)   Stockholder Approval Requirement. Stockholder approval shall be required with respect to any amendment to the Plan that materially increases the benefits under the Plan to persons whose transactions in Common Stock are subject to section 16(b) of the 1934 Act or increases the benefits under the
Plan to someone who is, materially increases the number of shares which may be issued to such persons, or materially modifies the eligibility requirements affecting such persons.

      (c)   Modification of Awards. The Administrator may cancel any award under the Plan. Subject to the requirements of Section 409A of the Code, the
Administrator also may amend any outstanding Award Agreement, including, without limitation, by amendment which would: (i) accelerate the time or times at which the award becomes unrestricted or may be exercised, provided that, except as and to the extent that the Administrator may otherwise provide pursuant to Section
2.5, 3.7 or 3.8, no option, stock appreciation right or restricted stock unit shall be exercisable prior to the first anniversary of its date of grant; (ii)
waive or amend any goals, restrictions or conditions set forth in the Agreement;
or (iii) waive or amend the operation of Section 2.5 with respect to the termination of the award upon termination of employment. However, any such cancellation or amendment (other than an amendment pursuant to Sections 3.7 or
3.8(b)) that materially impairs the rights or materially increases the obligations of a grantee under an outstanding award shall be made only with the consent of the grantee (or, upon the grantee's death, the person having the right to exercise the award).

3.2.  CONSENT REQUIREMENT

      (a)   No Plan Action Without Required Consent. If the Administrator shall at any time determine that any Consent (as hereinafter defined) is necessary or desirable as a condition of, or in connection with, the granting of any award under the Plan, the issuance or purchase of shares or other rights thereunder, or the taking of any other action thereunder (each such action being hereinafter referred to as a "Plan Action"), then such Plan Action shall not be taken, in whole or in part, unless and until such Consent shall have been effected or obtained to the full satisfaction of the Administrator.

      (b)   Consent Defined. The term "Consent" as used herein with respect to any Plan Action means (i) any and all listings, registrations or qualifications in respect thereof upon any securities exchange or under any federal, state or local law, rule or regulation, (ii) any and all written agreements and representations by the grantee with respect to the disposition of shares, or with respect to any other matter, which the Administrator shall deem necessary or desirable to

comply with the terms of any such listing, registration or qualification or to obtain an exemption from the requirement that any such listing, qualification or registration be made and (iii) any and all consents, clearances and approvals in respect of a Plan Action by any governmental or other regulatory bodies.

3.3.  NONASSIGNABILITY

      Except as provided in Sections 2.5(e), 2.6, 2.7(d) and 2.9(f): (a) no award or right granted to any person under the Plan or under any Award Agreement shall be assignable or transferable other than by will or by the laws of descent and distribution; and (b) all rights granted under the Plan or any Award
Agreement shall be exercisable during the life of the grantee only by the grantee or the grantee's legal representative.

3.4.  WITHHOLDING TAXES

      (a)   With Respect to Cash Payments. Whenever cash is to be paid pursuant to an award under the Plan, the Company shall be entitled to deduct therefrom an amount sufficient in its opinion to satisfy all federal, state and other governmental tax withholding requirements related to such payment.

      (b)   With Respect to Delivery of Common Stock. Whenever shares of Common
Stock are to be delivered pursuant to an award under the Plan, the Company shall be entitled to require as a condition of delivery that the grantee remit to the
Company an amount sufficient in the opinion of the Company to satisfy all federal, state and other governmental tax withholding requirements related thereto. With the approval of the Administrator, which the Administrator shall have sole discretion whether or not to give, the grantee may satisfy the foregoing condition by electing to have the Company withhold from delivery shares having a value equal to the amount of tax to be withheld. Such shares shall be valued at their Fair Market Value as of the date on which the amount of tax to be withheld is determined. Fractional share amounts shall be settled in cash. Such a withholding election may be made with respect to all or any portion of the shares to be delivered pursuant to an award.

3.5.  ADJUSTMENT UPON CHANGES IN COMMON STOCK

      (a)   Shares Available for Grants. In the event of any change in the number of shares of Common Stock outstanding by reason of any other event or transaction, the Administrator shall make such adjustments in the number and class of shares of Common Stock with respect to which awards: (i) may be granted under Article II hereof and (ii) granted to any one employee of the Company or a subsidiary during any one calendar year, in each case as the Administrator may deem appropriate.

      (b)   Outstanding Restricted Stock and Performance Shares. Unless the
Administrator in its sole and absolute discretion otherwise determines, any securities or other property (including dividends paid in cash) received by a grantee with respect to a share of restricted stock, the issue date with respect to which occurs prior to such event, but which has not vested as of the date of such event, as a result of any dividend, stock split, reverse stock split, recapitalization, merger, consolidation, combination, exchange of shares or otherwise will not vest until such share of restricted stock vests, and shall be promptly deposited with the Company or other custodian designated pursuant to
Section 2.7(c) hereof.

      The Administrator may, in its absolute discretion, adjust any grant of shares of restricted stock, the issue date with respect to which has not occurred as of the date of the occurrence of any of the following events, or any grant of performance shares, to reflect any dividend, stock split, reverse stock split, recapitalization, merger, consolidation, combination, exchange of shares or similar corporate change as the Administrator may deem appropriate to prevent the enlargement or dilution of rights of grantees.

      (c)   Outstanding Options, Stock Appreciation Rights and Dividend
Equivalent Rights--Increase or Decrease in Issued Shares Without Consideration.
Subject to any required action by the stockholders of the Company, in the event of any increase or decrease in the number of issued shares of Common Stock resulting from a subdivision or consolidation of shares of Common Stock or the payment of a stock dividend (but only on the shares of Common Stock), or any other increase or decrease in the number of such shares effected without receipt of consideration by the Company, the Administrator shall proportionally adjust the number of shares of Common Stock subject to each outstanding option and stock appreciation right, and the exercise price-per-share of Common Stock of each such option and stock appreciation right and the number of any related dividend equivalent rights.

      (d)   Outstanding Options, Stock Appreciation Rights, Restricted Stock
Units and Dividend Equivalent Rights--Certain Mergers. Subject to any required action by the stockholders of the Company, in the event that the Company shall be the surviving corporation in any merger or consolidation (except a merger or consolidation as a result of which the holders of shares of Common Stock receive securities of another corporation), each option, stock appreciation right and dividend equivalent right outstanding on the date of such merger or consolidation shall pertain to and apply to the securities which a holder of the number of shares of Common Stock subject to such option, stock appreciation right, restricted stock unit or dividend equivalent right would have received in such merger or consolidation.

      (e)   Outstanding Options, Stock Appreciation Rights, Restricted Stock
Units and Dividend Equivalent Rights--Certain Other Transactions. In the event of (i) a dissolution or liquidation of the Company, (ii) a sale of all or substantially all of the Company's assets, (iii) a merger or consolidation involving the Company in which the Company is not the surviving corporation or
(iv) a merger or consolidation involving the Company in which the Company is the surviving corporation but the holders of shares of Common Stock receive securities of another corporation and/or other property, including cash, the
Administrator shall, in its absolute discretion, have the power to:

                  (i)   cancel, effective immediately prior to the occurrence of
      such event, each option, stock appreciation right and restricted stock unit (including each dividend equivalent right related thereto)
      outstanding immediately prior to such event (whether or not then exercisable), and, in full consideration of such cancellation, pay to the grantee to whom such option or stock appreciation right was granted an amount in cash, for each share of Common Stock subject to such option or stock appreciation right, respectively, equal to the excess of (x) the value, as determined by the Administrator in its absolute discretion applied in accordance with Section 409A of the Code, of the property
      (including cash) received by the holder of a share of Common Stock as a result of such event over (y) the exercise price of such option or stock appreciation right; or

                  (ii)  provide for the exchange of each option, stock
      appreciation right and restricted stock unit (including any related dividend equivalent right) outstanding immediately prior to such event
      (whether or not then exercisable) for an option on, stock appreciation right, restricted stock unit and dividend equivalent right with respect to, as appropriate, some or all of the property which a holder of the number of shares of Common Stock subject to such option, stock appreciation right or restricted stock unit would have received and, incident thereto, make an equitable adjustment as determined by the
      Administrator in its absolute discretion applied in accordance with
      Section 409A of the Code in the exercise price of the option, stock appreciation right or restricted stock unit, or the number of shares or amount of property subject to the option, stock appreciation right, restricted stock unit or dividend equivalent right or, if appropriate, provide for a cash payment to the grantee to whom such option, stock appreciation right or restricted stock unit was granted in partial consideration for the exchange of the option, stock appreciation right or restricted stock unit.

      (f)   Outstanding Options, Stock Appreciation Rights, Restricted Stock
Units and Dividend Equivalent Rights--Other Changes. In the event of any change in the capitalization of the Company or a corporate change other than those specifically referred to in Sections 3.7(c), (d) or (e) hereof, the
Administrator may, in its absolute discretion exercised in accordance with
Section 409A of the Code, make such adjustments in the number and class of shares subject to options, stock appreciation rights, restricted stock units and dividend equivalent rights outstanding on the date on which such change occurs and in the per-share exercise price of each such option, stock appreciation right and restricted stock unit as the Administrator may consider appropriate to prevent dilution or enlargement of rights. In addition, if and to the extent the
Administrator determines it is appropriate, the Administrator may elect to cancel each option, stock appreciation right and restricted stock unit
(including each dividend equivalent right related thereto) outstanding immediately prior to such event (whether or not then exercisable), and, in full consideration of such cancellation, pay to the grantee to whom such option, stock appreciation right or restricted stock unit was granted an amount in cash, for each share of Common Stock subject to such option, stock appreciation right or restricted stock unit, respectively, equal to the excess of (i) the Fair
Market Value of Common Stock on the date of such cancellation over (ii) the exercise price of such option, stock appreciation right or restricted stock unit.

      (g)   No Other Rights. Except as expressly provided in the Plan, no grantee shall have any rights by reason of any subdivision or consolidation of shares of stock of any class, the payment of any dividend, any increase or decrease in the number of shares of stock of any class or any dissolution, liquidation, merger or consolidation of the Company or any other corporation.
Except as expressly provided in the Plan, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number of shares of Common Stock subject to an award or the exercise price of any option or stock appreciation right.

3.6.  CHANGE IN CONTROL

      (a)   Change in Control Defined. For purposes of this Section 3.6, "Change in Control" shall mean the occurrence of any of the following:

                  (i)   any person or "group" (within the meaning of Section
      13(d)(3) of the 1934 Act), other than entities which the Chairman of the
      Board directly or indirectly controls (as defined in Rule 12b-2 under the
      1934 Act), acquiring "beneficial ownership" (as defined in Rule 13d-3 under the 1934 Act), directly or indirectly, of fifty percent (50%) or more of the aggregate voting power of the capital stock ordinarily entitled to elect directors of the Company;

                  (ii)  the sale of all or substantially all of the Company's assets in one or more related transactions to a person other than such a sale to a subsidiary of the Company which does not involve a change in the equity holdings of the Company or to an entity which the Chairman directly or indirectly controls; or

                  (iii) any merger, consolidation, reorganization or similar event of the Company or any of its subsidiaries, as a result of which the holders of the voting stock of the Company immediately prior to such merger, consolidation, reorganization or similar event do not directly or indirectly hold at least fifty-one percent (51%) of the aggregate voting power of the capital stock of the surviving entity.

      (b)   Effect of a Change in Control. Unless the Administrator provides otherwise in a Award Agreement, upon the occurrence of a Change in Control:

                  (i)   notwithstanding any other provision of this Plan, any
      award then outstanding shall become fully vested and any award in the form of an option, stock appreciation right or restricted stock unit shall be immediately exercisable;

                  (ii)  to the extent permitted by law, the Administrator may, in its sole discretion, amend any Award Agreement in such manner as it deems appropriate;

                  (iii) a grantee who incurs a termination of employment for any reason, other than a dismissal for cause, concurrent with or within one year following the Change in Control may exercise any outstanding option, stock appreciation right or restricted stock unit, but only to the extent that the grantee was entitled to exercise the award on his termination of employment date, until the earlier of (A) the original expiration date of the award and (B) the later of (x) the date provided for under the terms of Section 2.5 without reference to this Section 3.6(b)(iii) and (y) the first anniversary of the grantee's termination of employment.

      (c)   Miscellaneous. Whenever deemed appropriate by the Administrator, any action referred to in paragraph (b)(ii) of this Section 3.6 may be made conditional upon the consummation of the applicable Change in Control transaction.

3.7.  RIGHT OF DISCHARGE RESERVED

      Nothing in the Plan or in any Award Agreement shall confer upon any grantee the right to continue his employment with the Company or affect any right that the Company may have to terminate such employment.

3.8.  NON-UNIFORM DETERMINATIONS

      The Administrator's determinations under the Plan need not be uniform and may be made by it selectively among persons who receive, or who are eligible to receive, awards under the Plan (whether or not such persons are similarly situated). Without limiting the generality of the foregoing, the Administrator shall be entitled, among other things, to make non-uniform and selective determinations, and to enter into non-uniform and selective Award Agreements, as to (a) the persons to receive awards under the Plan, and (b) the terms and provisions of awards under the Plan.

3.9.  OTHER PAYMENTS OR AWARDS

      Nothing contained in the Plan shall be deemed in any way to limit or restrict the Company from making any award or payment to any person under any other plan, arrangement or understanding, whether now existing or hereafter in effect.

3.10. HEADINGS

      Any section, subsection, paragraph or other subdivision headings contained herein are for the purpose of convenience only and are not intended to expand, limit or otherwise define the contents of such subdivisions.

3.11. EFFECTIVE DATE AND TERM OF PLAN

      (a)   Adoption; Stockholder Approval. The Plan was adopted by the Board which may, but need not, make the granting of any Awards subject to the approval of the Company's stockholders.

      (b)   Termination of Plan. The Board may terminate the Plan at any time.
All awards made under the Plan prior to its termination shall remain in effect until such awards have been satisfied or terminated in accordance with the terms and provisions of the Plan and the applicable Award Agreements.

3.12. RESTRICTION ON ISSUANCE OF STOCK PURSUANT TO AWARDS

      The Company shall not permit any shares of Common Stock to be issued pursuant to Awards granted under the Plan unless such shares of Common Stock are fully paid and non-assessable under applicable law.

3.13. GOVERNING LAW

      Except to the extent preempted by any applicable federal law, the Plan will be construed and administered in accordance with the laws of the State of
New York, without giving effect to principles of conflict of laws.

                                                                       EXHIBIT A

                          ULTRAPETROL (BAHAMAS) LIMITED
                            2006 STOCK INCENTIVE PLAN
                                OPTION AGREEMENT

THIS OPTION AGREEMENT made this [___] day of [___] 200[_], between Ultrapetrol
(Bahamas) Limited (the "Company") and [____________] (the "Optionee").

WHEREAS, the Company desires to carry out the purpose of the Ultrapetrol
(Bahamas) Limited 2006 Stock Incentive Plan (the "Plan"), a copy of which is attached hereto as Exhibit A, by affording the Optionee an opportunity to purchase its common stock;

WHEREAS, any terms defined in the Plan shall have the same meaning in this
Agreement;

NOW THEREFORE, under the Plan and in consideration of the mutual covenants hereinafter set forth, the parties hereto agree as follows:

1.    Grant of Option. The Company hereby grants to the Optionee the right and option (the "Option") to purchase [__] shares of common stock of the
      Company, par value $0.01 share (the "Shares") on the terms and conditions set forth under the Plan and this Agreement. The Options issued pursuant to this Agreement shall constitute nonqualified stock options.

2.    Option Price. Subject to Section 5 below, the purchase price of the Shares covered by the Option shall be $[__] per Share which shall be paid in full at the time of exercise. The Option Price is the purchase price per Share times the number of Options to be exercised. The Option Price may be adjusted by the Administrator as provided in Section 3.5 of the Plan.

3.    Method of Exercise. Subject to the terms and conditions of the Plan and this Agreement, the vested Options may be exercised upon notice to the
      Company on the form provided by the Administrator and delivery of the
      Option Price attributable to the optioned Shares to be purchased.

4.    Time and Method of Payment. The Option Price for the optioned Shares to be purchase shall be paid in full at the time an Option is exercised. The
      Option Price may be paid in a combination of cash and Shares having a
      Market Price equal to the balance of the Option Price. A valid exercise requires that the Optionee deliver the form of exercise and full payment for the optioned Shares to be purchased to the Company.

5.    Vesting and Term of Option. The Options shall vest with respect to 25% of the Options on [__], 200[__] and each of the three anniversaries thereafter, conditioned upon the Optionee's continued service as an employee of the Company or an affiliate (an "Employee") or as a director of the Company from the date of this Agreement until the date such Options vest. In the event the Optionee's ceases to be a member of the Board or an
      Employee, as applicable, for any reason, the Optionee shall forfeit all rights to the non-

                                        1

      vested Options. Except as otherwise permitted by the Administrator, this
      Option shall not be exercisable to any extent prior to [__], 200___ or after [__], 20___.

6.    Exercise. During the term of the Option, a vested Option may be exercised in one or more exercises in part or in whole at any time. The
      Administrator, as provided in Section 3.1(c) of the Plan, may accelerate the exercisability of the Option at such time and under such circumstances as the Administrator, in its sole discretion, deems appropriate.

7.    Termination of Employment, Consultancy or Board Membership. Upon the
      Optionee's termination of service as an Employee, consultant or as a member of the Board for any reason, any Options not vested shall be forfeited. Except as provided in the case of the Optionee's termination of employment by reason of the Optionee's death, Disability or Retirement, each Option granted hereunder shall expire, to the extent vested and not theretofore exercised, upon the earlier of three months after the date the
      Optionee ceases to be an Employee, consultant or a member of the Board, or when the Option would otherwise expire.

8.    Death, Disability or Retirement of Optionee. If an Optionee shall die or become Disabled while an Employee or member of the Board, or Retire, all vested Options theretofore granted to such Optionee may be exercised pursuant to their terms. In the event of death or incapacity an Option shall be exercised by a legal representative of an Optionee, written notice of such exercise shall be accompanied by a certified copy of letters testamentary or equivalent proof of the right of such legal representative to exercise such Option.

9.    Taxes. If the Administrator shall so require, as a condition of exercise of an Option, the Optionee shall agree that no later than the date of exercise, the Optionee will pay to the Company or make arrangements satisfactory to the Administrator regarding payment of any federal, state or local taxes of any kind required by law to be withheld in connection with the exercise of an Option.

10.   Nontransferability. The Option is nontransferable other than by will or by the laws of descent and distribution.

11.   Legal Requirements. At the time of the exercise of any Option, the Company or the Administrator may postpone the date of exercise until such time as the Company has available for delivery to the Optionee a prospectus meeting the requirements of all applicable securities laws, and no Shares shall be issued or transferred upon the exercise of any Option unless and until all legal requirements applicable to the issuance or transfer of
      Shares have been complied with to the satisfaction of the Company.

12.   Representation of Optionee. Prior to the issuance of any Shares pursuant to the exercise of Options hereunder, at the request of the Administrator, the Optionee shall represent in writing to the Company that it is the
      Optionee's intention to acquire the Shares with respect to which the
      Option is to be exercised for investment and not with a view to the distribution thereof.

13.   Changes in Capital Structure. As determined by the Administrator within the discretion granted under Section 3.5 of the Plan, if any change described in Section 3.5 of the Plan is made to the Shares, an appropriate adjustment in the number of Shares for which Options which have been or may be granted under the Plan and the Option Price will be made.

14.   Rights as a Shareholder. An Optionee shall have no rights as a shareholder with respect to any Shares covered by the Option until the date of the issuance of a stock certificate for such Shares. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions of other rights for which the record date is prior to the date such stock certificate is issued, except as provided in Section 5 above and Section 7 of the Plan.

15.   Amendment and Termination of the Plan. The Board at any time and from time to time may suspend, terminate, modify or amend the Plan; provided, however, except as provided in Section 3.5 of the Plan, no suspension, termination, modification or amendment of the Plan may, without the express written consent of the Optionee involved, adversely affect any
      Option previously granted to the Optionee.

16.   Governing Law. The Plan and this Agreement are governed by the internal substantive laws of New York.

IN WITNESS WHEREOF, THE PARTIES HERETO HAVE EXECUTED THIS OPTION AGREEMENT ON
THE DATE FIRST WRITTEN ABOVE.

                          ULTRAPETROL (BAHAMAS) LIMITED

                          By:____________________________
                             Name:
                             Title:

                          OPTIONEE

                          By:____________________________
                             Name:
                             Title: